                                                                    EXHIBIT 99.1
                             LETTER OF TRANSMITTAL
                          BUCYRUS INTERNATIONAL, INC.
                             OFFER TO EXCHANGE ITS
                          9 3/4% SENIOR NOTES DUE 2007
             ("Exchange Notes") that have been registered under the
           Securities Act of 1933 for any and all of its outstanding
                9 3/4% Senior Notes due 2007 ("Existing Notes")
               Pursuant to the Prospectus dated November 12, 1997

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 PM., NEW YORK CITY TIME, ON DECEMBER 18,
  1997 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

                       TO: HARRIS TRUST AND SAVINGS BANK

                         Facsimile Transmission Number
                           --------------------------
                        (For Eligible Institutions Only)
                                 (212) 701-7636

                               Confirm Receipt of
                              -------------------
                            Facsimile by Telephone:
                          ---------------------------
                                 (212) 701-7624
                          By Hand/Overnight Delivery:
                        --------------------------------
                         Harris Trust and Savings Bank
                            c/o Harris Trust Company
                                  of New York
                                 88 Pine Street
                                   19th Floor
                               New York, NY 10005
                        By Registered or Certified Mail:
                      -----------------------------------
                         Harris Trust and Savings Bank
                            c/o Harris Trust Company
                                  of New York
                                 P.O. Box 1010
                              Wall Street Station
                            New York, NY 10268-1010

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OR INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW
                            ------------------------

     List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes should be listed on a separate signed schedule affixed thereto.

------------------------------------------------------------------------------------------------------------------
  DESCRIPTION OF EXISTING NOTES            (1)                 (2)                 (3)                 (4)
------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL AMOUNT
                                                                                                OF EXISTING NOTES
                                                                            PRINCIPAL AMOUNT        TENDERED
    NAME(S) AND ADDRESS(ES) OF                         AGGREGATE PRINCIPAL  OF EXISTING NOTES    IN EXCHANGE FOR
       REGISTERED HOLDER(S)            CERTIFICATE          AMOUNT OF         TENDERED, IF        CERTIFICATED
    (PLEASE FILL IN, IF BLANK)          NUMBERS*         EXISTING NOTES      LESS THAN ALL**      NEW NOTES***
------------------------------------------------------------------------------------------------------------------

                                      ------------------------------------------------------------------------

                                      ------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

  * Need not be completed by book-entry holders.

 ** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Existing Notes. Partial tenders of Existing Notes may be made only if (i) the principal amount tendered is equal to $1,000 or an integral multiple thereof and (ii) the remaining untendered portion is in a principal amount of $250,000 or any integral multiple of $1,000 in excess thereof.

*** Unless otherwise indicated, the holder will be deemed to have tendered
    Existing Notes in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, The Depository Trust Company and registered in the name of Cede & Co., its nominee.

     The undersigned acknowledges that he, she or it has received and reviewed the Prospectus, dated November 10, 1997 (the "Prospectus"), of Bucyrus International, Inc., a Delaware corporation (the "Company" or "Bucyrus"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $150,000,000 aggregate principal amount of its 9 3/4% Senior Notes Due 2007 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its outstanding
9 3/4% Senior Notes Due 2007 (the "Existing Notes").

     This Letter of Transmittal is to be used either if certificates for Existing Notes are to be forwarded herewith or if delivery of Existing Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer -- How to Tender" and "The Exchange Offer -- Exchanging Book-Entry Notes" in the Prospectus. Delivery of this Letter of Transmittal and any other required documents should be made to the Exchange Agent. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

     Holders whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Existing Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- How to Tender." See Instruction 1.

     The undersigned must complete the appropriate boxes above and below and sign this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED TO THE EXCHANGE
    AGENT IN EXCHANGE FOR CERTIFICATED EXCHANGE NOTES.

     Unless the undersigned (i) has completed item (4) in the box entitled "Description of Existing Notes" and (ii) has checked the box above, the undersigned will be deemed to have tendered Existing Notes in exchange for a beneficial interest in one or more fully registered global securities, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global securities will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Description of the Notes -- Book-Entry, Delivery and Form" as set forth in the Prospectus.

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution
                               ------------------------------------------------

   [ ] The Depository Trust Company

   Account Number
                ---------------------------------------------------------------

   Transaction Code Number
                          -----------------------------------------------------

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

 Name of Registered Holder(s)
------------------------------------------------------------------------

   Window Ticket Number (if any)
   --------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery
   ---------------------------------------------------

   Name of Eligible Institution that Guaranteed Delivery
   --------------------------------------------------

   If delivered by book-entry transfer:

   Account Number
   -----------------------------------------------------------------------------

   Transaction Code Number

--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO THAT ARE DISTRIBUTED DURING THE ONE-YEAR PERIOD FOLLOWING THE EXPIRATION DATE.

   Name
   -----------------------------------------------------------------------------

   Address
   -----------------------------------------------------------------------------

   Number of copies
   -----------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Exchange Agent as agent of the Company all right, title and interest in and to such Existing Notes as are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent as the agent and attorney in fact of the undersigned to cause the Existing Notes to be transferred and exchanged.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Existing Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Existing Notes, and that the Exchange Agent, as agent of the Company, will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Exchange Agent, as agent of the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, exchange, assignment and transfer of the Existing Notes tendered hereby.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Existing

Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or a broker-dealer tendering Existing Notes acquired directly from the Company for its own account) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in and do not intend to engage in a distribution of Exchange Notes and have no arrangement or understanding with any person to participate in a distribution of Exchange Notes.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes, it represents that the Existing Notes to be exchanged were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that, upon receipt of notice by the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such broker-dealer.

     The undersigned represents that (i) such holder is neither an "affiliate," as defined in Rule 405 under the Securities Act, of the Company nor a broker-dealer tendering Existing Notes acquired directly from the Company for its account or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and (ii) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of such holder's business.

     All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, personal representatives, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal.

     The undersigned understands that tenders of the Existing Notes pursuant to any one of the procedures described under "The Exchange Offer -- How to Tender" as set forth in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned understands that if its Existing Notes are accepted for exchange, such holder will not receive accrued interest thereon on the date of exchange. Instead, interest accruing from the most recent date on which interest has been paid on the corresponding Existing Note, or, if no interest has been paid, from September 24, 1997, will be payable on the Exchange Notes on the next scheduled interest payment date.

     The undersigned recognizes that unless the holder of Existing Notes (i) completes item (4) of the Box entitled "Description of Existing Notes" above and
(ii) checks the box entitled "Check here if tendered Existing Notes are being delivered to the Exchange Agent in exchange for certificated Exchange Notes" above, such holder, when tendering such Existing Notes, will be deemed to have tendered such Existing Notes in exchange for a beneficial interest in one or more fully registered global securities, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global securities will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Description of the Notes -- Book-Entry, Delivery and Form" in the Prospectus.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer--Conditions," the Company may not be required to accept for exchange any of the Existing Notes tendered. Existing Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE SIGN HERE
--------------------------------------------------------------------------------

                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
           (COMPLETE ACCOMPANYING INTERNAL REVENUE SERVICE FORM W-9)

   X
   --------------------------------------------------------------------------

   X
   --------------------------------------------------------------------------
                            Signature(s) of owner(s)

   Dated:
   --------------------------------------------------------------------------

   Area Code and Telephone No.:

   ----------------------------------------------------------------------------

        If a holder is tendering any Existing Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title below. See Instruction 3.

   Name(s):
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                             (Please Type or Print)

   Capacity:
   --------------------------------------------------------------------------

   Address:
   --------------------------------------------------------------------------
                               (Include Zip Code)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

   Signature(s) Guaranteed by an Eligible Institution:
   -----------------------------------------------------

   Authorized Signature:
   --------------------------------------------------------------------------

   Title:
   --------------------------------------------------------------------------

   Name of Firm:
   --------------------------------------------------------------------------

   Dated:
   --------------------------------------------------------------------------

        IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH,
   THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR EXISTING NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER
   OF SUCH EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED
   BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND EXISTING NOTES; GUARANTEED DELIVERY PROCEDURE

     The Letter of Transmittal is to be used to forward, and must accompany, all certificates representing Existing Notes tendered pursuant to the Exchange Offer. Certificates representing the Existing Notes in proper form for transfer (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at DTC) as well as a properly completed and duly executed copy of this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. Existing Notes tendered hereby must be in denominations of principal amount of maturity of $1,000 and any integral multiple thereof. Partial tenders of Existing Notes may be made only if (i) the principal amount tendered is equal to $1,000 or an integral multiple thereof and (ii) the remaining untendered portion is in a principal amount of $250,000 or any integral multiple of $1,000 in excess thereof.

     The method of delivery of this Letter of Transmittal, the Existing Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

     If a holder desires to tender Existing Notes and such holder's Existing Notes are not immediately available or time will not permit such holder's Letter of Transmittal, Existing Notes (or a confirmation of book-entry transfer of Existing Notes into the Exchange Agent's account at DTC) or other required documents to reach the Exchange Agent on or before the Expiration Date, such holders may nevertheless tender Existing Notes, if:

          (a) such tender is made by or through an Eligible Institution (as defined below);

          (b) a properly completed and duly executed Notice of Guaranteed Delivery, in substantially the form provided by the Company, is received by the Exchange Agent as provided below on or prior to the Expiration Date; and

          (c) the Existing Notes, in proper form for transfer (or confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at DTC as described above), together with a properly completed and duly executed Letter of Transmittal and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

2. WITHDRAWALS

     Any holder who had tendered Existing Notes may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth herein. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing Notes to be withdrawn (the "Depositor"), (ii) (a) if the Existing Notes have been physically delivered to the Exchange Agent, identify the Existing Notes to be withdrawn (including the serial number and the principal amount), or (b) if the Existing Notes have been delivered pursuant to book-entry procedures, identify the name and number of the holder's account at DTC to be credited with such Existing Notes and (iii) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Existing Notes were tendered or as otherwise set forth in Instruction 3 below (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Existing Notes into the name of the person withdrawing the tender. If Existing Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Existing Notes or otherwise comply with DTC's procedures. See "The Exchange Offer -- Withdrawal Rights" in the Prospectus.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

     If this Letter of Transmittal is signed by the registered holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Existing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Existing Notes surrendered for exchange pursuant hereto are tendered (i) by a registered holder of the Existing Notes or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP) (collectively, "Eligible Institutions"). If Existing Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Existing Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, duly executed by, the registered holder with the signature thereon guaranteed by an Eligible Institution.

4. BACKUP FEDERAL INCOME TAX WITHHOLDING AND INTERNAL REVENUE SERVICE FORM W-9

     Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Internal Revenue Service Form W-9 (the "IRS Form W-9") included with this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that
(i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part 1 of the IRS Form W-9 and sign and date the IRS Form W-9. If "Applied For" is written in Part 1, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) shall retain 31% of payments made to the tendering holder during the sixty (60) day period following the date of the IRS Form W-9. If the holder furnishes the Exchange Agent or the Company with its TIN within sixty (60) days after the date of the IRS Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with its TIN within such sixty (60) day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. An IRS Form W-8 can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete the IRS Form W-9 if Existing Notes are registered in more than one name), consult the enclosed instructions to the IRS Form W-9.

     Failure to complete the IRS Form W-9 will not, by itself, cause Existing Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

5. TRANSFER TAXES

     The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes specified in this Letter of Transmittal.

6. WAIVER OF CONDITIONS

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7. NO CONDITIONAL TENDERS

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

     Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

8. INADEQUATE SPACE

     If the space provided herein is inadequate, the aggregate principal amount of Existing Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

9. MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES

     Any holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

                           REQUEST FOR TAXPAYER
                   IDENTIFICATION NUMBER AND CERTIFICATION
Form W-9                                                      GIVE FORM TO THE
(Rev. December 1996)                                          REQUESTER. DO NOT
Department of the Treasury                                    SEND TO THE IRS.
Internal Revenue Service

Please print or type

Name (If a joint account or you changed your name, see Specific Instructions on page 2.)

________________________________________________________________________________
Business name, if different from above. (See Specific Instructions on page 2.)

________________________________________________________________________________

Check appropriate box:  [ ] Individual/Sole proprietor  [ ] Corporation [ ] Partnership [ ] Other________________

Address (number, street, and apt. or suite no.)                                         Requestor's name and address (optional)

______________________________________________________
City, state, and ZIP Code

_________________________________________________________________________________________________________________________________
Part I  TAXPAYER IDENTIFICATION NUMBER (TIN)                                           List account number(s) here (optional)
Enter your TIN in the appropriate box. For
individuals, this is your social security number     Social security number
(SSN). However, if you are a resident alien OR a      ______________________
sole proprietor, see the instructions on page 2.                                       __________________________________________
For other entities, it is your employer                                                PART II  FOR PAYEES EXEMPT FROM BACKUP
identification number (EIN).  If you do not have a             OR                               WITHHOLDING (See the instructions
number, see How To Get a TIN on page 2.              Employer identification number             on page 2.)
NOTE: If the account is in more than one name,           ______________________        __________________________________________
see the chart on page 2 for guidelines on whose
number to enter.

Part III CERTIFICATION
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
    (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. --You must cross out Item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, Item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)

________________________________________________________________________________
SIGN
HERE    SIGNATURE -                                     DATE -
________________________________________________________________________________

PURPOSE OF FORM.--A person who is required to file an information return with the IRS must get your correct taxpayer identification number (TIN) to report for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

     Use Form W-9 to give your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are an exempt payee.
NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

WHAT IS BACKUP WITHHOLDING?--Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators.
Real estate transactions are not subject to backup withholding.

     If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, payments you receive will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester, or

     2. The IRS tells the requester that you furnished an incorrect TIN, or

     3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

     5. You do not certify your TIN when required. See the Part III Instructions on page 2 for details.

     Certain payees and payments are exempt from backup withholding. See the
Part II Instructions and the separate Instructions for the Requester of Form
W-9.

PENALTIES

FAILURE TO FURNISH TIN.--If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS.--If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS                                                   Page 2


NAME.-If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
        If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.
        Sole Proprietor.-You must enter your individual name as shown on your social security card. You may enter your business, trade, or "doing business as" name on the business name line.
        Other Entities.-Enter the business name as shown on required Federal tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or "doing business as" name on the business name line.

PART I-TAXPAYER IDENTIFICATION NUMBER (TIN)

You must enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How To Get a TIN below.
        If you are a sole proprietor and you have EIN, you may enter either your SSN or EIN. However, using your EIN may result in unnecessary notices to the requester.
NOTE: See the chart on this page for further clarification of name and TIN combinations.
HOW TO GET A TIN.-If you do not have a TIN, apply for one immediately. To apply for a SSN, get Form SS-5 from your local Social Security Administration office. Get Form W-7 to apply for an ITIN or Form SS-4 to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).
        If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester. Other payments are subject to backup withholding.
NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

PART II-FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the separate Instructions for the Requester of Form W-9.
        If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form.
        If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

PART III-CERTIFICATION

For a joint account, only the person whose TIN is shown in Part I should sign (when required).
        1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.
        2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out Item 2 in the certification before signing the form.
        3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out Item 2 of the certification.
        4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services
(including payments to corporations), payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.
        5.  MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF
SECURED PROPERTY, CANCELLATION OF DEBT, OR IRA CONTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws.
        You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

                  WHAT NAME AND NUMBER TO GIVE THE REQUESTER

For this type of account:               Give name and SSN of:

1.  Individual                          The Individual

2.  Two or more individuals             The actual owner of the
    (joint account)                     account, or, if combined
                                        funds, the first individual
                                        on the account(1)

3.  Custodian account of a              The minor(2)
    minor (Uniform Gift to
    Minors Act)

4.  a.  The usual                       The grantor-trustee1
        revocable savings
        trust (grantor is
        also trustee)
    b.  So-called trust                 The actual owner(1)
        account that is not
        a legal or valid trust
        under state law

5.  Sole proprietorship                 The owner(3)

For this type of account:               Give name and EIN of:

6.  Sole proprietorship                 The owner(2)

7.  A valid trust, estate, or           Legal entity(4)
    pension trust

8.  Corporate                           The corporation

9.  Association, club,                  The organization
    religious, charitable,
    educational, or other
    tax-exempt organization

10. Partnership                         The partnership

11. A broker or registered              The broker or nominee
    nominee

12. Account with the                    The public entity
    Department of
    Agriculture in the name
    of a public entity (such
    as a state or local
    government, school
    district or prison) that
    receives agricultural
    program payments

(1)List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)Circle the minor's name and furnish the minor's SSN.

(3)You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).

(4)List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

INSTRUCTIONS FOR THE REQUESTER OF
FORM W-9
(REV. DECEMBER 1996)
REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND
CERTIFICATION
Section references are to the Internal Revenue Code unless otherwise noted.

These instructions supplement the instructions on the Form W-9 for the requester.

CHANGES TO NOTE

INDIVIDUAL TAXPAYER IDENTIFICATION NUMBER (ITIN). - FORM W-9 (or an acceptable substitute) is used by persons required to file information returns with the IRS to get the payee's correct TIN. For individuals, the TIN is generally a social security number (SSN).

     However, in some cases, individuals who become U.S. resident aliens for tax purposes are not eligible to obtain an SSN. This includes certain resident aliens who must receive information returns but who cannot obtain an SSN.

     These individuals must apply for an ITIN on Form W-7, Application for IRS Individual Taxpayer Identification Number, unless they have an application pending for an SSN. Individuals who have an ITIN must provide it on Form W-9.

     TIN APPLIED FOR (60-DAY RULE). - The instructions clarify that the 60-day exemption from backup withholding upon presentation of an awaiting - TIN certificate applies only to interest and dividend payments, and certain payments made with respect to readily tradable instruments. Other payments are subject to backup withholding.

SUBSTITUTE FORM W-9

You may develop and use your own Form W-9 (a substitute Form W-9) if its content is substantially similar to the IRS's official Form W-9 and it satisfies certain certification requirements.

     You may incorporate a substitute Form W-9 into other business forms you customarily use, such as account signature cards, provided the certifications that (1) the payee's TIN is correct and (2) the payee is not subject to backup withholding due to failure to report interest and dividend income, shown on the official Form W-9, are clearly set forth.

YOU MAY NOT:

     1. Use a substitute Form W-9 that requires the payee, by signing, to agree to provisions unrelated to the required certifications; or

     2. Imply that a payee may be subject to backup withholding unless the payee agrees to provisions on the substitute form that are unrelated to the required certifications.

     A substitute Form W-9 that contains a separate signature line just for the certifications satisfies the requirement that the certifications be clearly set forth.

     If a single signature line is used for the required certifications and other provisions, the certifications must be highlighted, boxed, printed in bold-face type, or presented in some other manner that causes the language to stand out from all other information contained on the substitute form. Additionally, the following statement must be presented in the same manner as in the preceding sentence and must appear immediately above the single signature line: "The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding."

     Generally, the rules concerning the signature on the substitute Form W-9 apply to those completed after 1996. However, the effective date is extended to July 1, 1997, if the payer:

     - Must obtain the approval of a government authority for changes to the format of its substitute Form W-9, and

     -  Applied for that approval by September 30, 1996, and

     -  Thereafter actively pursues that approval.

     If you use a substitute form, the instructions do not have to be furnished to the payee. The payee only needs to be instructed orally or in writing to strike out the language of the certification that relates to payee underreporting, if the payee is subject to backup withholding due to notified payee underreporting. However, you are encouraged to provide instructions relevant to the account, especially if the payee requests them.

TIN APPLIED FOR

     If the payee returns a property completed Form W-9 with "Applied For" written in Part I (i.e., an "awaiting TIN" certificate), the payee must give you a TIN within 60 calendar days to avoid backup withholding. You may use one of the following rules to backup withhold during this 60-day period on reportable interest or dividend payments and certain payments with respect to readily tradable instruments.

     RESERVE RULE. -- If a payee withdraws more than $500 at one time during the 60-day period, you must backup withhold on any reportable payments made during the period, unless the payee reserves 31% of all reportable payments made to the account during the period.

     ALTERNATIVE RULE (OPTION 1). -- You must backup withhold on any reportable payments if the payee makes a withdrawal from the account after the close of 7 business days after you receive the awaiting-TIN certificate. Treat as reportable payments all cash withdrawals in an amount up to the reportable payments made from the day after you receive the awaiting-TIN certificate to the day of withdrawal.

     ALTERNATIVE RULE (OPTION 2). -- You must backup withhold on any reportable payments made to the payee's account, regardless of whether the payee makes any withdrawals. Backup withholding under this option must begin no later than 7 business days after you receive the awaiting-TIN certificate.

PAYEES EXEMPT FROM BACKUP
WITHHOLDING

You are not required to backup withhold on any payments you make if the payee is:

     1. An organization exempt from tax under section 501(a), an IRA, or a custodial account under section 403(b)(7). If the account satisfies the requirements of section 401(f)(2).

     2.  The United States or any of its agencies or instrumentalities.

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities.

     5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:
     6.  A corporation.
     7.  A foreign central bank of issue.
     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
     9. A futures commission merchant registered with the Commodity Futures Trading Commission.
    10.  A real estate investment trust.
    11. An entity registered at all times during the tax year under the Investment Company Act of 1940.
    12.  A common trust fund operated by a bank under section 584(a).
    13.  A financial institution.
    14. A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
    15.  A trust exempt from tax under section 664 or described in section
4947.
INTEREST AND DIVIDEND PAYMENTS.--All listed payees are exempt except the payee in item (9).
BROKER TRANSACTIONS.--All payees listed in items (1) through (13) are exempt. A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is also exempt.
PAYMENTS SUBJECT TO REPORTING UNDER SECTIONS 6041 AND 6041A.--These payments are generally exempt from backup withholding only if made to payees listed in items (1) through (7). However, a corporation (except certain hospitals described in Regulations section 1.6041-3(c)) that provides medical and health care services, or bills and collects payments for such services, is not exempt from backup withholding.
BARTER EXCHANGE TRANSACTIONS AND PATRONAGE DIVIDENDS.--Only payees listed in items (1) through (5) are exempt from backup withholding on these payments.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.
  DIVIDENDS AND PATRONAGE DIVIDENDS that generally are exempt from backup withholding include:
  -  Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
  -  Payments of patronage dividends not paid in money.
  -  Payments made by certain foreign organizations.
  -  Section 404(k) payments made by an ESOP.
  INTEREST PAYMENTS that generally are exempt from backup withholding include:
  - Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  -  Payments described in section 6049(b)(5) to nonresident aliens.
  -  Payments on tax-free convenant bonds under section 1451.
  -  Payments made by certain foreign organizations.
  -  Mortgage interest paid to you.
     Other types of payments that generally are exempt from backup withholding include:
  -  Wages.
  - Distribution from a pension, annuity, profit-sharing or stock bonus plan, or an IRA.
  -  Distributions from an owner-employee plan.
  -  Certain surrenders of life insurance contracts.
  - Gambling winnings, if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.
  -  Real estate transactions reportable under section 6045.

ADDITIONAL INFORMATION

For more information on backup withholding and your requirements, get Pub. 1679, A Guide to Backup Withholding, or Pub. 1281, Backup Withholding on Missing and Incorrect TINs.

JOINT FOREIGN PAYEES

If the first payee listed on an account gives you FORM W-8, Certificate of Foreign Status, or a similar statement signed under penalties of perjury, backup withholding applies unless:
  1.  Every joint payee provides the statement regarding foreign status; or
  2. Any one of the joint payees who has not established foreign status gives you a TIN.
  If any one of the joint payees who has not established foreign status gives you a TIN, that number is the TIN that must be used for purposes of backup withholding and information reporting.

NAMES AND TINS TO USE FOR INFORMATION REPORTING

Show the full name and address as provided on Form W-9 on the information return filed with the IRS and on the copy furnished to the payee. If you made payments to more than one payee or the account is in more than one name, enter on the first name line ONLY the name of the payee whose TIN is shown on the information return. Show the names of any other individual payees in the area below the first name line, if desired.
  SOLE PROPRIETORS.-You must show the individual's name on the first name line. On the second name line, you may enter the business name or "doing business as
(DBA)" if provided. You may not enter only the business name. For the TIN, you may enter either the individual's SSN or the employer identification number
(EIN) of the business.  However, the IRS prefers that you show the SSN.

NOTICES FROM THE IRS

The IRS will send you a notice if the payee's name and TIN on the information return you filed do not match the IRS's records. You may have to send a "B" notice to the payee to solicit another TIN. See Pubs. 1679 and 1281 for copies of the two types of "B" notices.

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